                                                                   EXHIBIT 10.12


                                 AMENDMENT NO. 3
                         Dated as of September 28, 1998
                                       to
                      TRANSFER AND ADMINISTRATION AGREEMENT
                           Dated as of August 28, 1997


                  THIS AMENDMENT NO. 3 (this "AMENDMENT") dated as of September 28, 1998 is entered into by and among NMC FUNDING CORPORATION, a Delaware corporation, as Transferor (the "TRANSFEROR"), NATIONAL MEDICAL CARE, INC., a Delaware corporation, as the initial "COLLECTION AGENT", ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "COMPANY"), and NATIONSBANK, N.A., a national banking association ("NATIONSBANK"), as agent for the Company and the Bank Investors (in such capacity, the "AGENT") and as a Bank Investor.

                              PRELIMINARY STATEMENT

                  A. The Company, the Transferor, the Collection Agent and NationsBank, in its capacity as the Agent and as a Bank Investor, are parties to that certain Transfer and Administration Agreement dated as of August 28, 1997 (as amended or otherwise modified prior to the date hereof, the "TAA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

                  B. The Company, the Transferor, the Collection Agent and NationsBank, as Agent and as a Bank Investor, have agreed to amend the TAA on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE TAA. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the TAA is amended as follows:

                  1.1. The definition of "COMMITMENT TERMINATION DATE" set forth in Section 1.1 of the TAA is amended to change the date set forth therein from "September 28, 1998" to "September 27, 1999".

                  1.2.     The definition of "TERMINATION DATE" set forth in
         Section 1.1 of the TAA is amended to change the date set forth in clause (viii) thereof from "September 28, 1998" to "September 27, 1999".

                  1.3.     The following new definitions are added to Section
         1.1 of the TAA in appropriate alphabetical order:

                           "RECEIVABLE SYSTEMS" has the meaning specified in
                  Section 3.1(aa).

                           "YEAR 2000 COMPLIANT" has the meaning specified in
                  Section 3.1(aa).

                  1.4. Section 3.1 of the TAA is amended to add, immediately after paragraph (z), the following new paragraph (aa):

                           "(aa) YEAR 2000 COMPLIANCE. The Transferor has (i)
                  initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the 'Year 2000 Problem' (that is, the risk that computer applications used by the Transferor or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) initiated the development of a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Transferor believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be 'Year 2000 Compliant'), except to the extent that a failure to do so could not reasonably be expected (a) to have a Material Adverse Effect on the Transferor or on the transaction documented under this Agreement, or (b) to result in a Termination Event.

                  The Transferor (i) has initiated a review and assessment of all computer applications (including, but not limited to, those of the Transferor, the Collection Agent, the Seller, any Transferring Affiliate and any of their respective suppliers, vendors, customers or third party servicers), which are related to or involved in the origination, collection, management or servicing of the Receivables (the 'Receivable Systems') and (ii) believes that such Receivable Systems are Year 2000 Compliant or will be Year 2000 Compliant on or before April 1, 1999 and thereafter.

                  The Company believes that the costs of all assessment, remediation, testing and integration related to the Transferor's plan for becoming Year 2000 Compliant will not have a material adverse effect on the financial condition or operations of the Transferor."

                  1.5. Section 3.3 of the TAA is amended to add, immediately after paragraph (k), the following new paragraph (l):

                           "(l) YEAR 2000 COMPLIANCE. The Collection Agent has
                  (i) initiated a review and assessment of all areas within its, the Seller's and each Transferring Affiliate's business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the 'Year 2000 Problem' (that is, the risk that computer applications used by the Collection Agent, the Seller or any Transferring Affiliate (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) initiated the development of a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Collection Agent believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its, the Seller's or any Transferring Affiliate's business and operations are reasonably expected on a timely basis to be Year 2000 Compliant, except to the extent that a failure to do so could not reasonably be expected (a) to have a Material Adverse Effect on the Collection Agent, the Seller or any Transferring Affiliate or on the transactions contemplated by the Transaction Documents, or (b) to result in a Termination Event.

                  The Collection Agent (i) has initiated a review and assessment of all Receivable Systems and (ii) believes that such Receivable Systems are Year 2000 Compliant or will be Year 2000 Compliant on or before April 1, 1999 and thereafter.

                  The Collection Agent believes that the costs of all assessment, remediation, testing and integration related to the Collection Agent's plan for becoming, and causing the Seller and each Transferring Affiliate to become, Year 2000 Compliant will not have a material adverse effect on the financial condition or operations of the Collection Agent, the Seller or any Transferring Affiliate."

                  1.6. Section 5.1 of the TAA is amended to add, immediately following paragraph (n), the following new paragraphs (o) and (p):

                           "(o) YEAR 2000 COMPLIANCE: REPORTING. The Transferor
                  will promptly notify the Agent in the event the Transferor discovers or determines that any computer application (including those of its suppliers, vendors and customers) (i) that is necessary for the origination, collection, management, or servicing of the Receivables will not be Year 2000 Compliant on or before April 1, 1999 and thereafter, or (ii) that is otherwise material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that, in the case of (ii) above, such failure could not reasonably be expected (a) to have a Material Adverse Effect on the Transferor or on the transaction documented under this Agreement, or (b) to result in a Termination Event.

                  Further, the Transferor will deliver simultaneously with any quarterly or annual financial statements or reports to be delivered under the Agreement, a certificate signed by an officer of the Transferor that no material event, problems or conditions have occurred which in the opinion of management would (i) prevent or materially delay the Transferor's plan to become Year 2000 Compliant or (ii) cause or be likely to cause the Transferor's representations and warranties or covenants with respect to being or becoming Year 2000 Compliant to no longer be true.

                           (p) YEAR 2000 COMPLIANCE: IMPLEMENTATION: The Transferor will cause (i) all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations to be Year 2000 Compliant on a timely basis, except to the extent that a failure to do so could not reasonably be expected (a) to have a Material Adverse Effect on the Transferor or on the transaction documented under this Agreement, or (b) to result in a Termination Event; and (ii) all Receivable Systems to be Year 2000 Compliant at all times on and after April 1, 1999. The Transferor will deliver a certificate to the Agent, signed by the chief information officer of the Transferor, certifying compliance with the foregoing covenant by no later than April 1, 1999."

                  1.7. Section 5.3 of the TAA is amended to add, immediately following paragraph (h), the following new paragraphs (i) and (j):

                           "(i) YEAR 2000 COMPLIANCE: REPORTING. The Collection
                  Agent will promptly notify the Agent in the event the Collection Agent discovers or determines that any computer application (including those of its suppliers, vendors and customers) (i) that is necessary for the origination, collection, management, or servicing of the Receivables by the Collection Agent, the Seller or any Transferring Affiliate will not be Year 2000 Compliant on or before January 1, 1999 and thereafter, or (ii) that is otherwise material to its or the Seller's or any Transferring Affiliate's business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that, in the case of (ii) above, such failure could not reasonably be expected (a) to have a Material Adverse Effect on the Collection Agent, the Seller or any Transferring Affiliate or on the transactions contemplated under the Transaction Documents, or (b) to result in a Termination Event.

                  Further, the Collection Agent will deliver simultaneously with any quarterly or annual financial statements or reports to be delivered under the Agreement, a certificate signed by an officer of the Collection Agent that no material event, problems or conditions have occurred which in the opinion of management would (i) prevent or materially delay the Collection Agent's plan to become, and to cause the Seller and each Transferring Affiliate to become, Year 2000 Compliant or
                  (ii) cause or be likely to cause the Collection Agent's representations and warranties or covenants with respect to the Collection Agent, the Seller and each Transferring Affiliate being or becoming Year 2000 Compliant to no longer be true.

                           (j) YEAR 2000 COMPLIANCE: IMPLEMENTATION: The Collection Agent will cause (i) all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations to be Year 2000 Compliant on a timely basis, except to the extent that a failure to do so could not reasonably be expected (a) to have a Material Adverse Effect on the Collection Agent or on the transaction documented under this Agreement, or (b) to result in a Termination Event; and (ii) all Receivable Systems to be Year 2000 Compliant at all times on and after April 1, 1999. The Collection Agent will deliver a certificate to the Agent, signed by the chief information officer of the Collection Agent, certifying compliance with the foregoing covenant by no later than April 1, 1999."

                  1.8. Section 8.1 of the TAA is amended (a) to replace the period appearing at the end of clause (xx) with a semicolon followed by the word "or" and (b) to add the following new clause (xxi):

                           "(xxi) any failure of the computer applications of
                  the Transferor, the Seller, the Collection Agent or any Transferring Affiliate (including those of suppliers, vendors and customers and the Receivables Systems) to be Year 2000 Compliant at any time."

                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date hereof upon the receipt by the Agent of each of the following:

                  (i) counterparts of this Amendment duly executed by the Company, the Transferor, the Collection Agent, the Bank Investor and the Agent;

                  (ii) counterparts of an Amendment, in substantially the form of Exhibit A attached hereto, to the Receivables Purchase Agreement, duly executed by each of the Seller and the Transferor; and

                  (iii) a reaffirmation of the Parent Agreement, substantially in the form of Exhibit B attached hereto, duly executed by each of FMC and FMCH.

                  SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR AND THE COLLECTION Agent.

                  3.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms (subject to the modifications to Exhibit H to the TAA set forth in the Certificate of even date herewith executed by the Transferor and the Collection Agent) all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  3.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE TAA; CONSENT TO AMENDMENT OF RECEIVABLES PURCHASE AGREEMENT.

                  4.1 Upon the effectiveness of this Amendment, each reference in the TAA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

                  4.2 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Company, the Bank Investor or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  4.4 The Company and NationsBank, as a Bank Investor and as Agent, hereby consent to the execution by the Transferor of an Amendment to the Receivables Purchase Agreement in substantially the form attached as Exhibit A.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                   ENTERPRISE FUNDING CORPORATION,
                                   as Company


                                   By: /s/ Stewart Cutler
                                       ---------------------------------------
                                       Stewart Cutler
                                       Vice President




                                   NMC FUNDING CORPORATION,
                                   as Transferor


                                   By: /s/ James V. Luther
                                       ---------------------------------------
                                       James V. Luther
                                       Assistant Treasurer



                                   NATIONAL MEDICAL CARE, INC.,
                                   as Collection Agent


                                   By: /s/ James V. Luther
                                       ---------------------------------------
                                       James V. Luther
                                       Assistant Treasurer



                                   NATIONSBANK, N.A.,
                                   as Agent and as a Bank Investor


                                   By: /s/ Elliott T. Lemon
                                       ---------------------------------------
                                       Elliott T. Lemon
                                       Vice President





                                 Signature Page
                                 Amendment No. 3

                                                                       EXHIBIT A


                              FORM OF AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

                                   (Attached)

                                    AMENDMENT
                         Dated as of September 28, 1998
                                       to
                         RECEIVABLES PURCHASE AGREEMENT
                           Dated as of August 28, 1997


                  THIS AMENDMENT (this "AMENDMENT") dated as of September 28, 1998 is entered into by and between NMC FUNDING CORPORATION, a Delaware corporation, as Purchaser (the "PURCHASER") and NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Seller (the "SELLER").

                              PRELIMINARY STATEMENT

                  A. The Purchaser and the Seller are parties to that certain Receivables Purchase Agreement dated as of August 28, 1997 (as amended or otherwise modified prior to the date hereof, the "RPA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.

                  B. The Purchaser and the Seller have agreed to amend the RPA on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE RPA. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the RPA is amended as follows:

                  1.1.     The following new definitions are added to Section
1.1 of the RPA in appropriate alphabetical order:

                  "RECEIVABLE SYSTEMS" has the meaning specified in Section 3.1(z).

                  "YEAR 2000 COMPLIANT" has the meaning specified in Section 3.1(z).

                           1.2. Section 3.1 of the RPA is amended to add, immediately after paragraph (y), the following new paragraph (z):

                  "(z) YEAR 2000 COMPLIANCE. The Seller has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the 'Year 2000 Problem' (that is, the risk that computer applications used by the Seller or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) initiated the development of a plan and timeline for addressing the Year 2000 Problem on a timely basis, and
         (iii) to date, implemented that plan in accordance with that timetable. The Seller believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be 'Year 2000 Compliant'), except to the extent that a failure to do so could not reasonably be expected (a) to have a Material Adverse Effect on the Seller or on the transaction documented under this Agreement, or (b) to result in a Termination Event.

         The Seller (i) has initiated a review and assessment of all computer applications (including, but not limited to those of the Seller, any Transferring Affiliate and any of their respective suppliers, vendors, customers or third party servicers), which are related to or involved in the origination, collection, management or servicing of the Receivables (the 'Receivable Systems') and (ii) believes that such Receivable Systems are Year 2000 Compliant or will be Year 2000 Compliant on or before April 1, 1999 and thereafter.

         The Seller believes that the costs of all assessment, remediation, testing and integration related to the Seller's plan for becoming Year 2000 Compliant will not have a material adverse effect on the financial condition or operations of the Seller."

                  1.3. Section 5.1 of the RPA is amended to add, immediately following paragraph (m), the following new paragraphs (n) and (o):

                  "(n) YEAR 2000 COMPLIANCE: REPORTING. The Seller will promptly notify the Agent in the event the Seller discovers or determines that any computer application (including those of its suppliers, vendors and customers) (i) that is necessary for the origination, collection, management, or servicing of the Receivables will not be Year 2000 Compliant on or before April 1, 1999 and thereafter, or (ii) that is otherwise material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that, in the case of (ii) above, such failure could not reasonably be expected (a) to have a Material Adverse Effect on the Seller or on the transaction documented under this Agreement, or (b) to result in a Termination Event.

         Further, the Seller will deliver simultaneously with any quarterly or annual financial statements or reports to be delivered under the Agreement, a certificate signed by an officer of the Seller that no material event, problems or conditions have occurred which in the opinion of management would (i) prevent or materially delay the Seller's plan to become Year 2000 Compliant or (ii) cause or be likely to cause the Seller's representations and warranties or covenants with respect to being or becoming Year 2000 Compliant to no longer be true.

                  (o) YEAR 2000 COMPLIANCE: IMPLEMENTATION: The Seller will cause (i) all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations to be Year 2000 Compliant on a timely basis, except to the extent that a failure to do so could not reasonably be expected (a) to have a Material Adverse Effect on the Seller or on the transaction documented under this Agreement, or (b) to result in a Termination Event; and (ii) all Receivable Systems to be Year 2000 Compliant at all times on and after April 1, 1999. The Seller will deliver a certificate to the Seller and the Agent, signed by the chief information officer of the Seller, certifying compliance with the foregoing covenant by no later than April 1, 1999."

         1.4. Section 8.1 of the RPA is amended (a) to replace the period appearing at the end of clause (xviii) with a semicolon followed by the word "or" and (b) to add the following new clause (xix):

                  "(xix) any failure of the computer applications of the Seller or any Transferring Affiliate(including those of suppliers, vendors and customers of the Seller or any Transferring Affiliate and the Receivables Systems) to be Year 2000 Compliant at any time."

                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date hereof upon the receipt by the Agent of each of the following:

                  (i) counterparts of this Amendment duly executed by the Purchaser and the Seller; and

                  (ii) a reaffirmation of the Parent Agreement, substantially in the form of Exhibit A attached hereto, duly executed by each of FMC and FMCH.

                  SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SELLER.

                  3.1 Upon the effectiveness of this Amendment, the Seller hereby reaffirms (subject to the modifications to Exhibit F to the RPA set forth in the Certificate of even date herewith executed by the Seller) all covenants, representations and warranties made by it in the RPA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  3.2 The Seller hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Seller Default or Potential Seller Default shall exist under the RPA.


                  SECTION 4. REFERENCE TO AND EFFECT ON THE RPA.

                  4.1 Upon the effectiveness of this Amendment, each reference in the RPA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument and agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

                  4.2 Except as specifically amended hereby, the RPA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser or any of its assignees under the RPA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                   NMC FUNDING CORPORATION,
                                   as Purchaser


                                   By: /s/ James V. Luther
                                       ----------------------------------------
                                       James V. Luther



                                   NATIONAL MEDICAL CARE, INC.,
                                   as Seller


                                   By: /s/ James V. Luther
                                       ----------------------------------------
                                       James V. Luther

                                                                       EXHIBIT A


                    FORM OF REAFFIRMATION OF PARENT AGREEMENT

                        REAFFIRMATION OF PARENT AGREEMENT

                               September 28, 1998


NMC Funding Corporation
Two Ledgemont Center
95 Hayden Avenue
Lexington, Massachusetts 02173

NationsBank, N.A.,
         as Agent under the
         Transfer and Administration
         Agreement referred to below
NationsBank Corporate Center--10th Floor
Charlotte, North Carolina 28255


                  Each of the undersigned, FRESENIUS MEDICAL CARE AG and FRESENIUS MEDICAL CARE HOLDINGS, INC. (i) acknowledges, and consents to, the execution of that certain Amendment No. 3 dated as of September 28, 1998 (the "TAA AMENDMENT") to the Transfer and Administration Agreement, dated as of August 28, 1997, among Enterprise Funding Corporation, NMC Funding Corporation, National Medical Care, Inc., the "Bank Investors" parties thereto and NationsBank, N.A., as agent, (ii) acknowledges, and consents to, the execution of that certain Amendment dated as of September 28, 1998 (the "RPA AMENDMENT") to the Receivables Purchase Agreement, dated as of August 28, 1997, between NMC Funding Corporation and National Medical Care, Inc., (iii) reaffirms all of its obligations under that certain Parent Agreement dated as of August 28, 1997 made by the undersigned and (iv) acknowledges and agrees that, after giving effect to the TAA Amendment and the RPA Amendment, such Parent Agreement remains in full force and effect and such Parent Agreement is hereby ratified and confirmed.

                                        FRESENIUS MEDICAL CARE AG


                                        By:
                                            ----------------------------------
                                            Title:


                                        FRESENIUS MEDICAL CARE
                                        HOLDINGS, INC.


                                        By:
                                            ----------------------------------
                                            Title:

                                                                       EXHIBIT B


                    FORM OF REAFFIRMATION OF PARENT AGREEMENT

                        REAFFIRMATION OF PARENT AGREEMENT

                               September 28, 1998


NMC Funding Corporation
Two Ledgemont Center
95 Hayden Avenue
Lexington, Massachusetts 02173


NationsBank, N.A.,
         as Agent under the
         Transfer and Administration
         Agreement referred to below
NationsBank Corporate Center--10th Floor
Charlotte, North Carolina 28255


                  Each of the undersigned, FRESENIUS MEDICAL CARE AG and FRESENIUS MEDICAL CARE HOLDINGS, INC. (i) acknowledges, and consents to, the execution of that certain Amendment No. 3 dated as of September 28, 1998 (the "TAA AMENDMENT") to the Transfer and Administration Agreement, dated as of August 28, 1997, among Enterprise Funding Corporation, NMC Funding Corporation, National Medical Care, Inc., the "Bank Investors" parties thereto and NationsBank, N.A., as agent, (ii) acknowledges, and consents to, the execution of that certain Amendment dated as of September 28, 1998 (the "RPA AMENDMENT") to the Receivables Purchase Agreement, dated as of August 28, 1997, between NMC Funding Corporation and National Medical Care, Inc., (iii) reaffirms all of its obligations under that certain Parent Agreement dated as of August 28, 1997 made by the undersigned and (iv) acknowledges and agrees that, after giving effect to the TAA Amendment and the RPA Amendment, such Parent Agreement remains in full force and effect and such Parent Agreement is hereby ratified and confirmed.

                                        FRESENIUS MEDICAL CARE AG


                                        By:
                                            ----------------------------------
                                            Title:


                                        FRESENIUS MEDICAL CARE
                                        HOLDINGS, INC.


                                        By:
                                            ----------------------------------
                                            Title: